EXHIBIT 10.51

                     DEMAND PROMISSORY NOTE


                                                    July 15, 1998


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned W. Jay Carothers of 20 Strawberry Hill Street, Dover, Massachusetts promises to pay to the order of Filene's Basement, Inc. a Massachusetts corporation (the "Lender") with a principal office at 40 Walnut Street, Wellesley, Massachusetts 02181 ON DEMAND, the sum of Three Hundred Twenty Eight Thousand Five Hundred and xx/100 Dollars ($328,500.00) with interest thereon at the rate of Seven and Seventy-Three Hundredths (7.73%) percent per annum.
All payments due hereunder shall be made at 40 Walnut Street, Wellesley, Massachusetts 02181 or at such other place as may be designated from time to time by the holder hereof.

     Interest shall be determined in all instances based upon a 360 day year and actual day months. To the extent permitted by law, interest shall accrue on overdue interest and, after demand, on the entire outstanding principal balance hereof at a rate per annum equal to eighteen percent (18%) or, if higher, at the floating rate equal to four percent (4%) above the BankBoston Base Rate. In addition, if any payment of principal or interest is not paid within ten (10) days of when due, the Borrower shall pay on demand a late payment charge equal to five percent (5%) of the amount of such payment.

     Unless and until demand is made, interest at the rate set forth above shall be paid annually in arrears with the first such payment due on fourth Friday of January 1999 and each subsequent payment due on the fourth Friday of January of each year thereafter.

     The entirety of the unpaid principal of this Note, together with any and all unpaid interest, costs and expenses and all other amounts payable hereunder, shall be payable ON DEMAND.

     No delay or omission by the holder in exercising or enforcing any of its powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.

     Every maker, endorser, and guarantor of the within Note waives presentment, demand, notice, and any and all forms of protest and assents to any extension of or other indulgence by the holder. Every maker, endorser, and guarantor of the within Note jointly and severally agrees to pay ON DEMAND any costs and expenses, including without limitation, attorneys' reasonable fees, incurred or paid by the holder in connection with the enforcement of the within Note.

     The liabilities of the undersigned and of any endorser or guarantor of this Note are joint and several, provided, however, the release by the holder of the undersigned or of any one or more endorser or guarantor shall not release any other person obligated on account of this Note. No person obligated on account of this Note may seek contribution from any other person also so obligated unless and until all liabilities to the holder of the person from whom such contribution is sought have been satisfied in full.

     This Note shall be binding upon the undersigned and each endorser or guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the holder and its heirs, successors, endorsees, assigns, and representatives.

     The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender's relationship with the undersigned contemplated by the within Note, is relying thereon. THE UNDERSIGNED, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, OR OF ANY GUARANTOR OR ENDORSER OF THE UNDERSIGNED OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINTED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY SUCH PERSON, AND THE LENDER.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. It is intended that this Note take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     This Note is secured by a first mortgage of real estate known as and numbered 211 Dunrobin Road, Mashpee, Barnstable
County, Massachusetts.


WITNESSED


/s/ James P. Gamerman_________     /s/ William Jay Carothers__
                                   W. Jay Carothers
Print Name: James P. Gamerman_